UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 9, 2004

DVI Receivables XIV, L.L.C.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	333-94523-01	23-3064603

(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification Number)

2500 YORK ROAD, JAMISON, PA 18929

Registrant’s Telephone Number, Including Area Code: (215) 491-4800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9. Financial Statements and Exhibits
SIGNATURES
EX-99.1: SERVICER REPORT

Item 8.01 Other Events

On November 9, 2004, Lyon Financial Services d/b/a US Bancorp Portfolio Services (“USBPS”) as servicer, made available to U.S. Bank National Association (the “Trustee”), as trustee for the noteholders of DVI Receivables XIV, L.L.C., the servicer report for the payment date November 11, 2004 attached hereto as Exhibit 99.1 (the “November Report”).

USBPS has certified to the November Report. The November Report has not been approved by any third party, including the Trustee.

Item 9. Financial Statements and Exhibits

(a)	Exhibits

99.1	- DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for the Payment Date November 11, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DVI Receivables XIV, L.L.C.,
by its Managing Member,
DVI Receivables Corp. VIII

By:	/s/ Montgomery W. Cornell

Montgomery W. Cornell
Vice President

Dated: November 15, 2004